Fourth Quarter and Full Year

2005 Results

February 6, 2006

This presentation contains "forward-looking statements" within the meaning of the federal securities laws.  These forward-looking statements reflect management’s current views with respect to future events and are subject to risks and uncertainties.  Factors and uncertainties that could cause our actual results to differ significantly from the results discussed in the forward-looking statements include, but are not limited to: general economic, market or business conditions; the opportunities (or lack thereof) that may be presented to us and that we may pursue; the availability and price of raw materials we use; fluctuations in the cost of purchased energy; fluctuations in the costs we incur to transport the raw materials we use and the products we manufacture; assumptions related to pension and post-retirement costs;
assumptions related to accounting for impaired assets; the collectibility of loans and accounts receivable and related provisions for losses; competitive actions by other companies; changes in laws or regulations and actions or restrictions of regulatory agencies;
the accuracy of certain judgments and estimates concerning our integration of acquired operations; our ability to execute certain strategic and business improvement initiatives; and
other factors, many of which are beyond our control.  Our actual results, performance, or achievement could differ materially from those expressed in, or implied by, these forward-
looking statements, and accordingly, we can give no assurances that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do so, what impact they will have on our results of operations or financial condition. We expressly disclaim any obligation to publicly revise any forward-looking statements contained in this release to reflect the occurrence of events after the date of this presentation.

Fourth Quarter Results

        Net Income                                                                  $    24                                  $   53                                 $   38

        EPS                                                                                                        $ 0.21                                             $0.46                                  $0.33

TIN

4th qtr. 2005 special items – total $0.09 per share after-tax

    - Reposition wholesale mortg. operations - $3 million, ($0.03) per share

    - Converting facility closures -  $3 million, ($0.02) per share

    - Retirement of debt securities - $2 million, ($0.02) per share

    - Previously discontinued operations - $2 million, ($0.02) per share

Per share results for all periods reflect the effect of the two-for-one common stock split on April 1, 2005

4th Qtr

4th Qtr

3rd Qtr

2005

2004

2005

Fourth Quarter Results (cont’d)

  Repurchased 1.5 million shares during 4th qtr. 2005

Net income per dil. share

$

0.21

$ 0.46

$

0.33

Special items

0.09

(0.04)

0

.14

Net income per dil. share

$  0.30

$ 0.42

$

0.47

excluding special items

4th Qtr

3rd Qtr

2005

2004

2005

Fourth Quarter Segment Results

Operating Income

(millions)

Corrugated Packaging

$  (3)

$  24

$  15

Forest Products

$

62

$  50

$  64

Financial Services

$

55

$  58

$  67

$

114

$132

$146

4th Qtr

4th Qtr

3rd Qtr

2005

2004

2005

Corrugated Packaging

Operating income

           (millions)

Price

-  4th qtr. 2005 avg. box price down $33/ton vs. 4th qtr. 2004 avg. price

-  4th qtr. 2005 avg. box price down $1/ton vs. 3rd qtr. 2005 avg. price

-  January 2006 avg. box price up approx.  $11/ton vs. 4th qtr. 2005 avg.

price and up approx. $20/ton vs. low point in 4th qtr. 2005

-  Additionally, a second box price increase reflecting the $40/ton increase in linerboard will begin to be implemented in 1st qtr. 2006

4th Qtr

4th Qtr

3rd Qtr

2005

2004

2005

$ (3)

$ 24

$ 15

Corrugated Packaging (Cont’d)

2.5%

  Year 2005 vs. Year 2004

3.7%

  4th qtr. 2005 vs. 3rd qtr.  2005

4.0%

  4th qtr. 2005 vs. 4th qtr.  2004

TIN Box Volume Growth – (volume per workday
basis)

Closed 3 box plants in 4th qtr. 2005 – Atlanta, Louisville

and Newark

TIN box shipments have outpaced the industry for the past

two years, despite closure of 11 box plants since 3rd qtr.

2003.  TIN and industry generated strong shipment growth

4th qtr. 2005 vs. 4th qtr. 2004

Corrugated Packaging (Cont’d)

Freight

Freight costs up $14 million vs. 4th qtr. 2004,
and up $8 million vs. 3rd qtr. 2005

Wood

Wood costs up $6 million vs. 4th qtr. 2004,
and up $1 million vs. 3rd qtr. 2005

Corrugated Packaging (Cont’d)

Recycled Fiber

Recycled fiber costs down $21/ton vs. 4th qtr.
2004 and down $19/ton vs. 3rd qtr. 2005

Energy

Energy costs up $17 million vs. 4th qtr. 2004,
and up $15 million vs. 3rd qtr. 2005

Current natural gas prices down $1.50/MMBtu
compared with 4th qtr. 2005 avg. price of
$12.5/MMBtu

Corrugated Packaging (Cont’d)

Operating Income Reconciliation

($ in Millions)

3rd qtr. 2005

$15

Hurricanes Katrina & Rita – 3 rd qtr. 2005

Mill Maintenance & Hurricane Rita (Orange)

(5)

Volume & Price

(4)

OCC

6

Higher Costs (primarily energy &
freight)

(25)

4th qtr. 2005

($3)

Forest Products

Operating income

            (millions)

4th Qtr

4th Qtr

3rd Qtr

2005

2004

2005

$62

$ 50

$  64

Lumber

- Average price up $14 vs. 4th qtr. 2004, but down $25

vs. 3rd qtr. 2005

Volume up 5% vs. 4th qtr. 2004 and flat vs. 3rd qtr.

2005

-  Current prices are flat vs. 4th qtr. 2005 avg. price

Forest Products (Cont’d)

Gypsum

- Average price up $33 vs. 4th qtr. 2004, and up $10
vs. 3rd qtr. 2005

- Volume up 10% vs. 4th qtr. 2004, but down 4% vs.
3rd qtr. 2005

- Current prices up $15 vs. 4th qtr. 2005 avg. price

-  In January 2006, Temple-Inland acquired
Caraustar’s 50% interest in Standard Gypsum LP

Temple-Inland Gypsum Capacity – 2.0 bsf

During 1st qtr. 2006 gypsum markets continue to
gain strength

Forest Products (Cont’d)

Particleboard

Average price down $25 vs. 4th qtr. 2004, and down $7
vs. 3rd qtr. 2005

Volume up 12% vs. 4th qtr. 2004, and flat vs. 3rd qtr.
2005

Forest Products (Cont’d)

High-Value Land Income

-  $10 million in high-value land income 4th qtr. 2005 vs.
$7 million 4th qtr. 2004 and $3 million 3rd qtr. 2005

-  Average sales price of $6,900 per acre 4th qtr. 2005 and
$7,300 per acre for full year 2005

Timberland Sale to TEMCO

           -  6,300 acres sold to TEMCO under long-term option
          contract for future residential real estate development

-  TEMCO – real estate joint venture between Temple-
Inland and Cousins Properties

-  Gain reported 4th qtr. 2005 - $6 million;

    additional $6 million gain deferred and recognized as
development occurs

Financial Services

Earnings lower in 4th qtr. 2005 due to :

-

More normalized loan loss provision

-

Repositioning of wholesale mortgage operation

-  Sale completed January 2006

Eliminated 250 positions

4th Qtr

4th Qtr

3rd Qtr

2005

2004

2005

$ 55

$ 58

$ 67

Operating income

(millions)

Full Year Results

Per share results for all periods reflect the effect of the two-for-one common stock split on April 1, 2005

Net income per dil. share

$

1.54

$

1.42

Special items

0.36

0.22

Net income per dil. share

$

1.90

$

1.64

excluding special items

2005

2004

Full Year Segment Results

Operating Income

(millions)

Corrugated Packaging

$120

$  96

Forest Products

238

215

Financial Services

220

207

$578

$518

2005

2004

Comments

Pension Expense

-  2005 pension expense $50 million

-  2006 pension expense $47 million

Capital Expenditures

2005 Capital expenditures - $224 million

2006 Capital expenditures - $180 – $190 million

Summary Comments

Corrugated Packaging –

2005 business improvement $67 million

Two year business improvement $210 million

Forest Products – record earnings of $238 million

Financial Services – record earnings of $220 million

Temple-Inland total cost increase 2003-2005 up only 2.5%

Summary Comments

Annual dividend increased 11% to $1.00 per share

Fourth consecutive annual increase

Continued share repurchases, 3.5 million shares

remaining under current 6 million (5%) share

repurchase program

Real Estate segmentation 1st qtr. 2006

High-Value Land acres

203,000

Wholly-owned & J/V acres

20,000

223,000